UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 3, 2007

(Date of report; date of earliest event reported)

Commission file number: 1-9117

RYERSON INC.

(Exact name of registrant as specified in its charter)

Delaware	36-3425828
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

2621 West 15th Place

Chicago, Illinois 60608

(Address of principal executive offices)

(Zip Code)

(773) 762-2121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2007, the Board of Directors of Ryerson Inc. (the “Company” or “Ryerson”) elected a new independent director, James R. Kackley. Mr. Kackley has been named to serve on the Company’s Nominating and Governance Committee. There are no arrangements or understandings between Mr. Kackley and any other person pursuant to which he was selected as director. The Company is not aware of any transaction required to be reported as a related party transaction since January 1, 2006, involving Mr. Kackley.

A copy of the press release, dated March 6, 2007, announcing the election of Mr. Kackley is attached hereto as Exhibit 99.1.

Item 8.01. Other Events

On March 3, 2007, the Board of Directors of Ryerson postponed the annual meeting of stockholders of Ryerson, originally scheduled for May 11, 2007. In the event that the annual meeting is held more than 30 days after May 9, 2007 (the one year anniversary of Ryerson’s 2006 annual meeting), Ryerson will announce the new deadline for submitting shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the new “timeliness” deadline under Rule 14a-4(c)(1) under the Exchange Act.

A copy of the press release, dated March 6, 2007, announcing the postponement is attached hereto as Exhibit 99.2.

Important Information

The Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a Proxy Statement in connection with its 2007 Annual Meeting, and advises its security holders to read the Proxy Statement relating to the 2007 Annual Meeting when it becomes available because it will contain important information. Security holders may obtain a free copy of the Proxy Statement and any other relevant documents (when available) that the Company files with the SEC at the SEC’s web site at http://www.sec.gov. The Proxy Statement and these other documents may be accessed at www.ryerson.com or obtained free from the Company by directing a request to Ryerson Inc., ATTN: Investor Relations, 2621 West 15th Place, Chicago, IL 60608.

Certain Information Regarding Participants

The Company, its directors and named executive officers may be deemed to be participants in the solicitation of the Company’s security holders in connection with its 2007 Annual Meeting. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and its proxy statement, dated April 3, 2006, each of which is filed with the

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SEC. To the extent holdings of the Company’s equity securities have changed since the amounts reflected in the proxy statement, dated April 3, 2006, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Item 9.01 Financial Statements and Exhibits

(a) None

(b) None

(c) None

(d) A list of exhibits is attached hereto as an Exhibit Index and is incorporated by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2007		/s/ Lily L. May
	By:	Lily L. May
	Its:	Vice President, Controller and
Chief Accounting Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated March 6, 2007, announcing the election of Mr. Kackley to the Company’s Board of Directors
99.2	Press Release, dated March 6, 2007, announcing the postponement of the Company’s annual meeting of stockholders

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